UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

STANDARD AVB FINANCIAL CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-34893	27-3100949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2640 Monroeville Boulevard,
Monroeville, Pennsylvania, 15146

(Address of Principal Executive Offices) (Zip Code)

(412) 856-0363

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which Registered
Common Stock, par value $0.01 per share	STND	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On January 8, 2021, Jennifer H. Lunden notified Standard AVB Financial Corp. (“Standard”) and its wholly owned subsidiary, Standard Bank PaSB (the “Bank”), of her resignation as a director of Standard and the Bank, effective immediately, to accept an appointment to serve on the board of directors of another institution. Ms. Lunden’s resignation was not due to any disagreements with Standard or the Bank or any concerns relating to the operations, policies or practices of either Standard or the Bank.

Item 8.01	Other Events.

As previously disclosed in the “Description of the Merger—Litigation Related to the Merger” section of the definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 8, 2020 and first mailed to stockholders of Standard on December 14, 2020, on December 3, 2020, a purported stockholder of Standard filed a lawsuit against Standard and its directors in the United States District Court for the Southern District of New York, captioned Philip A. Pochinsky vs. Standard AVB Financial Corp., et al., Docket No. 1:20-cv-10176 (the “Pochinsky Lawsuit”). The definitive proxy statement relates to the proposed merger (the “merger”) of Standard with Dollar Acquisition Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Dollar Mutual Bancorp (“Dollar”), pursuant to which Dollar will acquire Standard. The plaintiff generally alleges that the defendants breached their fiduciary duties and violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder by disclosing materially incomplete and misleading information about the merger to Standard stockholders. The plaintiff seeks injunctive relief, rescissory relief, unspecified damages and an award of attorneys’ fees and expenses.

In addition, on December 16, 2020, another purported stockholder of Standard filed a lawsuit against Standard and its directors in the Supreme Court of the State of New York, captioned Lewis D. Baker vs. Standard AVB Financial Corp., et al., Index No. 657082/2020 (the “Baker Lawsuit” and together with the Pochinsky Lawsuit, the “Merger Litigation”). The plaintiff generally alleges that the defendants breached their fiduciary duties by disclosing materially incomplete and misleading information about the merger to Standard stockholders. The plaintiff seeks injunctive relief, rescissory relief or damages, declarative relief, and an award of attorneys’ fees and expenses.

Solely to avoid the costs, risks and uncertainties inherent in litigation, Standard has decided to make additional disclosures to supplement the disclosures contained in the definitive proxy statement (the “Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the definitive proxy statement.

Standard believes that the Additional Disclosures moot plaintiffs’ disclosure claims asserted in the Merger Litigation and, as a result, expects that the plaintiffs will decline to seek injunctive relief against the merger.

This decision to make the Additional Disclosures will not affect the merger consideration to be paid in connection with the merger or the timing of the special meeting of Standard’s stockholders.

Standard and the other defendants have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are making the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The following information supplements the definitive proxy statement and should be read in connection with the definitive proxy statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the definitive proxy statement, the information contained herein supersedes the information contained in the definitive proxy statement. All page references in the information below are to pages in the definitive proxy statement, and terms used below have the meanings set forth in the definitive proxy statement, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, Standard makes the following supplemental disclosures:

Summary Term Sheet

The disclosure under the heading “SUMMARY TERM SHEET—Litigation Relating to the Merger” is hereby revised by deleting the phrase “putative class action” from the first sentence of the third paragraph of page 5 of the definitive proxy statement.

Litigation Related to the Merger

The disclosure under the heading “DESCRIPTION OF THE MERGER—Litigation Relating to the Merger” is hereby revised by deleting the phrase “putative class action” from the first sentence of the second paragraph of page 39 of the definitive proxy statement.

Background of the Merger

The disclosure under the heading “DESCRIPTION OF THE MERGER—Background of the Merger” is hereby revised by deleting the full second paragraph of page 18 of the definitive proxy statement and replacing it with the following:

On March 4, 2020, Standard engaged RP Financial to conduct an independent financial review of Company A to better understand the value of Company A’s business and, in turn, the potential value of its stock as currency. RP Financial was selected for this process due to the firm’s known expertise in performing, among other things, business valuation, advisory merger due diligence and planning services, and identifying and quantifying material risks and vulnerabilities for financial institutions.

The disclosure under the heading “DESCRIPTION OF THE MERGER—Background of the Merger” is hereby revised by deleting the second to last paragraph of page 18 of the definitive proxy statement and replacing it with the following:

On February 10, 2020, Company A requested the opportunity to perform due diligence on Standard and submitted a due diligence request list. As the Board had instructed executive management to continue to explore discussions with Company A and to obtain additional financial information about Company A, on February 11, 2020, Company A and Standard entered into a nondisclosure agreement to enable the two companies to exchange confidential information. The nondisclosure agreement contained provisions (collectively referred to as the “standstill provision”) which obligated Company A to refrain for a specified period of time from pursuing various actions that relate to acquisition of control of Standard, such as acting to influence the management of or the board of Standard, buying shares of Standard common stock, engaging in certain proxy solicitation activities, and disclosing the intention to do any of the foregoing. The nondisclosure agreement also contained a provision stating that Company A is not permitted to ask for a waiver of the standstill provision. Notwithstanding the foregoing, Company A could confidentially submit an acquisition proposal to Standard’s board of directors during the standstill period, subject to certain conditions. Thus, prior to the execution of the merger agreement between Standard, Dollar and Merger Sub (the “merger agreement”), Company A could not approach Standard to request a waiver of the standstill provision to publicly disclose an offer to acquire Standard in a consensual merger or other form that might constitute a superior proposal under the terms of the merger agreement, but could confidentially submit such a proposal to the board of Standard. Under the nondisclosure agreement, following the announcement of a definitive agreement to acquire Standard, some of Company A’s obligations under the standstill provision expire. However, even after the announcement of the merger agreement, Company A may still not publicly disclose an offer to acquire Standard (but can confidentially submit such an offer to the board of Standard). No waiver of the standstill provisions has occurred, as the merger agreement precludes Standard from doing so.

Opinion of Standard’s Financial Advisor in Connection with the Merger

The disclosure under the heading “DESCRIPTION OF THE MERGER—Opinion of Standard’s Financial Advisor in Connection with the Merger” is hereby supplemented by adding the following paragraph after the second table on page 32 of the definitive proxy statement:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the selected companies analysis were 0.50x and 1.66x, respectively. The low and high stock price-to-LTM EPS multiples of the selected companies (excluding the multiple for one of the selected companies, which multiple was considered to be not meaningful because it was negative) were 3.9x and 21.9x, respectively. The low and high stock price-to-2020 estimated EPS multiples of the selected companies were 5.6x and 17.4x, respectively. The low and high stock price-to-2021 estimated EPS multiples of the selected companies were 7.3x and 15.9x, respectively. The low and high stock price-to-2022 estimated EPS multiples of the selected companies were 7.8x and 15.1x, respectively.

The disclosure under the heading “DESCRIPTION OF THE MERGER—Opinion of Standard’s Financial Advisor in Connection with the Merger” is hereby supplemented by adding the following paragraph after the table on page 33 of the definitive proxy statement:

The low and high transaction price-to-tangible book value multiples of the selected transactions in the selected transactions analysis were 0.81x and 1.51x, respectively. The low and high transaction price-to-LTM EPS multiples of the selected transactions (excluding the LTM EPS multiple for one of the selected transactions) were 9.2x and 16.1x, respectively. The low and high core deposit premiums of the selected transactions were (2.8)% and 5.5%, respectively. The low and high one-day market premiums of the selected transactions were (17.1)% and 31.1%, respectively.

The disclosure under the heading “DESCRIPTION OF THE MERGER—Opinion of Standard’s Financial Advisor in Connection with the Merger” is hereby supplemented by amending and restating the last paragraph of this section on page 33 of the definitive proxy statement to read as follows:

Discounted Cash Flow Analysis. KBW performed a discounted cash flow analysis to estimate a range for the implied equity value of Standard. In this analysis, KBW used financial forecasts and projections relating to the earnings and assets of Standard provided by Standard management, and KBW assumed discount rates ranging from 11.0% to 15.0%, which discount rates were selected taking into account a capital asset pricing model implied cost of capital calculation. The range of values was determined by adding (i) the present value of the estimated excess cash flows that Standard could generate over the 5.25-year period from October 1, 2020 to December 31, 2025 as a standalone company and (ii) the present value of implied terminal values of the Standard at the end of such period. KBW assumed that Standard would maintain a tangible common equity to tangible asset ratio of 8.00% and would retain sufficient earnings to maintain that level. Estimated excess cash flows discounted to present value in KBW’s discounted cash flow analysis were calculated generally as any portion of estimated earnings in excess of the assumed retained amount of estimated earnings sufficient to maintain a tangible common equity to tangible assets ratio of 8.00%. In calculating implied terminal values for Standard, KBW applied a range of 8.0x to 12.0x to Standard’s estimated 2026 earnings. This discounted cash flow analysis resulted in a range of implied values per share of Standard common stock of approximately $21.72 to $28.67 per share.

Certain Prospective Financial Information Provided by Standard

The disclosure under the heading “DESCRIPTION OF THE MERGER— Certain Prospective Financial Information Provided by Standard” is hereby supplemented by adding the following after the first full paragraph on page 36 of the definitive proxy statement:

In the discounted cash flow analysis of Standard performed by KBW in connection with its opinion, the following estimates of excess cash flows that Standard could generate over the period from September 30, 2020 through December 31, 2025 as a stand-alone company were derived from estimated earnings and total asset data for Standard and assumed long-term growth rates for Standard provided by Standard management, calculated generally as any portion of estimated earnings in excess of an amount assumed to be retained by Standard to maintain the assumed tangible common equity to tangible assets ratio, and were used and relied upon by KBW at the direction of Standard management and with the consent of the Standard board of directors:

	At close:	For the year ended:
	3/31/2021	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025
Excess cash flow ($000)	40,532	3,801	5,952	6,084	6,218	107,558

The foregoing estimates of excess cash flows, which were derived from estimated earnings and total asset data for Standard and assumed long-term growth rates for Standard described above, were calculated solely for purposes of the discounted cash flow analysis performed in connection with KBW's opinion, and neither Standard nor KBW assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

Important Additional Information Filed with the SEC

In connection with the proposed merger, Standard has filed with the SEC a definitive proxy statement of Standard, which proxy statement was first mailed to Standard stockholders on December 14, 2020. Standard also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement and other relevant documents filed by Standard with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Standard with the SEC will be available free of charge on Standard’s website at www.standardbankpa.com (under the tab “Investor Relations”) or by directing a request to Standard AVB Financial Corp., 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, attention: Kim J. Davis, Corporate Secretary.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Standard and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Standard’s stockholders in connection with the merger. Information about Standard’s directors and executive officers is set forth in Standard’s proxy statement for its 2020 annual meeting of stockholders, as filed with the SEC on April 14, 2020. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement regarding the proposed merger. Free copies of this document may be obtained using the sources indicated above.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe”, “expect”, “anticipate”, “estimate”, and “intend” or future or conditional verbs such as “will”, “would”, “should”, “could” or “may”. Certain factors that could cause actual results to differ materially from expected results include the ability to obtain regulatory approvals and meet other closing conditions to the merger (including approval by Standard’s stockholders) on the expected terms and schedule, delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Standard, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Standard and Dollar are engaged, changes in the securities markets and other risks and uncertainties. In addition, the COVID-19 pandemic is having an adverse impact on Standard and other financial institutions, their customers and the communities they serve. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on the business of Standard, Dollar and other financial institutions. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened or remain reopened.

Further information about these and other relevant factors, risks and uncertainties may be found in Standard’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2019 and in subsequent filings with the SEC. Standard does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD AVB FINANCIAL CORP.

Date: January 12, 2021	By:	/s/ Andrew W. Hasley
Andrew W. Hasley
President and Chief Executive Officer